Equity-based compensation	6 Months Ended
Jun. 30, 2020
Share-Based Payment Arrangements [Abstract]
Equity-based compensation	Equity-based compensation
As described in Note 24 to the Consolidated Financial Statements in the Form 20-F, Alcon has various equity incentive plans, under which Alcon may grant awards in the form of restricted stock units ("RSUs"), performance-based restricted stock units ("PSUs"), restricted stock awards ("RSAs"), or any other form of award at the discretion of the Board. Certain associates in select countries may also participate in share ownership savings plans.
Prior to the Spin-off, Alcon associates participated in Novartis’ equity-based participation plans, which included stock options, RSUs, PSUs, RSAs and certain share ownership savings plans. Such awards were settled in shares or options of the Former Parent. For the period prior to Spin-off, the Condensed Consolidated Income Statements reflect the compensation expense for the Novartis’ equity-based incentive plans in which Alcon associates participated.
The below table summarizes unvested share movements for all Alcon equity-based incentive plans for the six months ended June 30, 2020 and from the date of the Spin-off through June 30, 2019 for the prior year:

	Six months ended June 30
(shares in millions)	2020	2019
Unvested at January 1	4.7	—
Replacement awards issued at Spin-off(1)	—	4.2
Granted	2.0	0.6
Vested	(1.0)	—
Forfeited	(0.2)	—
Unvested at June 30	5.5	4.8
(1)
Alcon issued 4.2 million unvested equity-based awards to replace forfeited unvested Novartis awards at the time of the Spin-off.